Income Taxes - Deferred Tax Assets And Liabilities (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets
Net operations loss carry forward	$ 1,723	$ 8,707
Accelerated depreciation of assets	65	107
Pension	608	1,136
Total deferred tax assets	2,396	9,950
Less: valuation allowance	(2,396)	(9,950)
Total deferred tax assets, net	$ 0	$ 0